Ex-99.906.CERT

Fiera Capital Series Trust

Exhibit 13(b) to Form N-CSR

CERTIFICATIONS PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Michael Quigley, Principal Executive Officer of the Fiera Capital Series Trust, certify to my knowledge that:

1.	The N-CSR of the registrant for the period ended September 30, 2022 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date:	12/1/2022

By
Title	Michael Quigley, Principal Executive Officer

I, Nadeem Siddiqui, Principal Financial Officer of the Fiera Capital Series Trust, certify to my knowledge that:

1.	The N-CSR of the registrant for the period ended September 30, 2022 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date:	12/5/2022

By
Title	Nadeem Siddiqui, Principal Financial Officer